EXHIBIT 10.8

[FORM]

January 10, 2024

Toro CombineCo, Inc.

Informa PLC

5 Howick Place

London, SW1P 1WG

UK

Re: Lock-Up of Toro CombineCo Shares

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement” and the transactions contemplated by the Merger Agreement, the “Merger”), dated as of January 10, 2024, made by and among TechTarget, Inc., a Delaware corporation (“Toro”), Toro CombineCo, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Toro (the “Company”), Toro Acquisition Sub, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of the Company (“Toro Merger Sub”), Informa PLC, a public limited company organized under the laws of England and Wales (“Ivory Parent”), Informa US Holdings Limited, a private company organized under the laws of England and Wales and an indirect, wholly owned Subsidiary of Ivory Parent (“Ivory HoldCo”), and Informa Intrepid Holdings, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Ivory HoldCo (“Bluefin”). If the Merger is not consummated, this agreement will be void ab initio with no further force or effect.

In recognition of the benefit and the consideration that the undersigned is to receive in the Merger in respect of his or her Toro restricted stock units that are (1) unvested as of immediately prior to the consummation of the Merger and (2) become fully vested and nonforfeitable as a result of the consummation of the Merger (the “RSUs”), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned has agreed to certain restrictions on transfers of a certain number of shares of common stock of the Company that will be owned by the undersigned immediately following the consummation of the Merger, which number of shares shall be determined as follows:

Step 1: Multiply the number of RSUs by the closing price of one share of Toro common stock at the last close of trading on NASDAQ that immediately precedes the consummation of the Merger.

Step 2: Multiply the amount determined in Step 1 by the undersigned’s highest marginal combined state, federal and local tax rate in effect on the date of the consummation of the Merger, which for illustration as of the date hereof is [39.45% for Mr. Hawk] [43.05% for Mr. Strakosch] [48.45% for Mr. Cotoia, Mr. Noreck, Ms. Kitchens and Mr. Niemiec].

Step 3: Subtract the gross Cash Amount Per Share (as that term is defined in the Merger Agreement) related to the RSUs from the amount determined in Step 2.

Toro CombineCo, Inc.

January 10, 2024

Step 4: Divide the amount remaining after applying Step 3 by an amount equal to (x) the closing price of one share of Toro common stock at the last close of trading on NASDAQ that immediately precedes the consummation of the Merger less (y) the Cash Amount Per Share (as that term is defined in the Merger Agreement), rounded to the nearest whole share.

Step 5: Subtract the number of Company shares determined in Step 4 from the total number of Company shares otherwise deliverable to the undersigned in respect of the undersigned’s RSUs pursuant to the Merger.

Step 6: Multiply the remaining number of Company shares determined in Step 5 by the undersigned’s applicable lock-up percentage, which is as follows [62% for Mr. Hawk and Mr. Strakosch] [25% for Mr. Cotoia, Mr. Noreck, Ms. Kitchens and Mr. Niemiec].

Step 7: In the event that the Cash Amount Per Share (as that term is defined in the Merger Agreement) related to the RSUs exceeds the tax liability computed in Step 2 above, calculate an additional number of Company shares using the following formula: divide [62% for Mr. Hawk and Mr. Strakosch] [25% for Mr. Cotoia, Mr. Noreck, Ms. Kitchens and Mr. Niemiec] of such excess by an amount equal to (x) the closing price of one share of Toro common stock at the last close of trading on NASDAQ that immediately precedes the consummation of the Merger less (y) the Cash Amount Per Share (as that term is defined in the Merger Agreement), rounded to the nearest whole share.

The aggregate number of shares determined in Steps 6 and 7 above is referred to as the undersigned’s “Lock-Up Shares.” Not later than ten (10) business days following the date of the consummation of the Merger (the “Closing Date”), the Company shall provide the undersigned with written notice (by email to the undersigned’s personal email address on file with the company) indicating the specific number of the undersigned’s Lock-Up Shares.

The “Lock-Up Period” with respect to the Lock-Up Shares shall commence on the Closing Date and shall end with respect to one-third (1⁄3) of the Lock-Up Shares on each of the dates that are one year, two years, and three years, respectively, after the Closing Date. [For Mr. Noreck, Ms. Kitchens and Mr. Niemiec:] Notwithstanding the foregoing, if the undersigned’s employment with the Company and its subsidiaries terminates (including, without limitation, if the undersigned is transitioned to a non-employee role for any reason) other than due to (i) the undersigned’s termination of employment by the Company or its subsidiaries for Cause (as defined in the undersigned’s employment agreement with the Company) or (ii) the undersigned’s voluntary resignation from employment with the Company or its subsidiaries without Good Reason (as defined in the undersigned’s employment agreement with the Company) (a termination other than one described in clause (i) or (ii), a “Qualifying Termination”), the Lock-Up Period shall be adjusted such that it ends with respect to one-half (1⁄2) of the Lock-Up Shares on each of the dates that are one year and two years, respectively, after the Closing Date. For the avoidance of doubt, if (x) a Qualifying Termination occurs more than one but less than two years after the Closing Date, the Lock-Up Period shall immediately end with respect to an additional one-sixth (1/6) of the original number of Lock-Up Shares such that one-half (1⁄2) of the original Lock-Up Shares shall have been released from restriction as of the date of the Qualifying Termination, and the Lock-Up Period shall end with respect to the remaining Lock-Up Shares on the second anniversary of the Closing Date, and (y) if the undersigned experiences a Qualifying Termination more than two years after the Closing Date, the Lock-Up Period shall immediately cease with respect to all Lock-Up Shares that are then otherwise restricted as of the date of such Qualifying Termination.

Toro CombineCo, Inc.

January 10, 2024

The undersigned agrees with the Company that the undersigned will not, without the prior written consent of the Company, engage in any of the following actions with respect to the Lock-Up Shares until the Lock-up Period has expired with respect to such Lock-Up Shares: (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, the Lock-Up Shares, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of the Lock-Up Shares. For the avoidance of doubt, nothing herein shall limit the undersigned’s ability to enter into a Rule 10b5-1 trading plan during the Lock-Up Period so long as the sale of any Lock-Up Shares covered by such plan does not occur until the expiration of the Lock-Up Period that applies with respect to such shares and the Company shall cooperate in good faith with any request of the undersigned to establish such a plan.

The undersigned understands that both the Company and Ivory Parent are relying upon this agreement and that both the Company and Ivory Parent shall have the right to enforce this agreement.

This agreement may be executed in any number of counterparts (including by DocuSign or similar platform, or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

THIS LOCK-UP AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

[SIGNATURE PAGE FOLLOWS]

Toro CombineCo, Inc.

January 10, 2024

Very truly yours,

Signature:
Print Name:

Toro CombineCo, Inc.

January 10, 2024

TORO COMBINECO, INC.

By:
Name:
Title:

Toro CombineCo, Inc.

January 10, 2024

INFORMA PLC

By:
Name:
Title: